EXHIBIT 10.(c)

                                  EXHIBIT 10(C)

                           ESCROW AND PLEDGE AGREEMENT

         Escrow and Pledge Agreement (the "Agreement") dated February 23, 1998 among Guardian International, Inc., a Nevada corporation ("Guardian"), the persons listed on Exhibit A attached hereto (individually, a "Seller" and collectively, the "Sellers") and Emanuel Zimmer, Esq. (the "Escrow Agent").

                                    RECITALS

         A. Pursuant to the Stock Purchase Agreement of even date herewith by and between Guardian and the Sellers ("Stock Purchase Agreement"), the Sellers sold all of their outstanding shares of Mutual Central Alarm Services, Inc., a New York corporation, to Guardian for, among other consideration specified in the Stock Purchase Agreement, up to 2,000,000 shares of Guardian Common Stock $.001 par value per share (the "Guardian Shares"), the number of which is to be determined in accordance with Schedule 1.2 of the Stock Purchase Agreement. All capitalized terms not otherwise defined in this Agreement shall have the meanings given them in the Stock Purchase Agreement.

         B. Pursuant to Section 4 of the Stock Purchase Agreement, the Sellers, jointly and severally, agree to indemnify Guardian and hold Guardian harmless, for a period ending on the later of the first anniversary of the Closing Date or until the adjudication to final resolution of any and all claims for indemnification thereunder (the "Indemnification Period"), from and against all Liabilities. In connection with such indemnification, each Seller is obligated to place its pro rata portion of 750,000 shares of the Guardian Shares (each of which pro rata portion is enumerated in Exhibit A) (collectively, the "Escrowed Shares") in escrow and pledge such Escrowed Shares as security for payment of any Liabilities.

         C. Guardian and the Sellers desire that the Escrow Agent hold the Escrowed Shares pursuant to the terms of this Agreement.

                                    AGREEMENT

         1. ESCROW AND PLEDGE. The Sellers hereby deliver to the Escrow Agent
(a) stock certificates representing the Escrowed Shares (the "Certificates"),
(b) a stock power for each Certificate endorsed in blank (the "Stock Powers") and (c) a copy of UCC-1 Financing Statements evidencing the pledge of the Escrowed Shares hereunder to be filed in the States of Florida and New York (the "UCC-1" and together with the Certificates and the Stock Powers, the "Documents"). The Sellers hereby pledge and grant to Guardian a security interest in the Escrowed Shares as security for the payment of Liabilities pursuant to the Stock Purchase Agreement (a "Payment") during the Indemnification Period. The Escrow Agent acknowledges receipt of the Documents and agrees to hold and distribute them in accordance with the terms of this Agreement.

         2. VOTING OF ESCROWED SHARES; DIVIDENDS. During the Indemnification Period, unless and until a claim arises which entitles Guardian to a Payment and to foreclose on its security interest in the Escrowed Shares, the Sellers are entitled with respect to the Escrowed Shares:

                  (a) subject to the grant of the Irrevocable Proxy, to vote the Escrowed Shares at meetings of shareholders of Guardian and to execute consents in respect thereof, and to consent to, ratify or waive notice of meetings of the shareholders of Guardian; and

                  (b) to receive and collect or to have paid over to it all dividends or other distributions declared or paid on the Escrowed Shares, except
(i) dividends or redistributions constituting stock dividends, (ii) dividends or distributions in property other than cash or stock of the Company, and (iii) liquidation dividends (either partial or complete) (collectively, "Excepted Dividends"). All Excepted Dividends shall constitute additional security for a Payment, and shall be paid over and pledged and deposited with the Escrow Agent. Guardian shall have all of the powers and rights to all Excepted Dividends as Guardian has with respect to the Escrowed Shares.

         Immediately upon a release of all or any portion of the Escrowed Shares under Section 4(a) hereof and without any further action by the parties hereto, the Sellers shall no longer have the rights enumerated in this Section 2 and such rights will automatically vest in Guardian.

         3.       COVENANTS

         (a) RECAPITALIZATION. During the term of this Agreement, if any share dividend, reclassification or readjustment is declared or made with respect to the Escrowed Shares, all new, substituted, or additional shares or other securities issued by reason of this change shall be delivered to and held by the Escrow Agent under the terms of this Agreement in the same manner as the Escrowed Shares.

         (b) SELLERS' REPRESENTATIVE. The Sellers shall appoint a representative (the "Sellers' Representative") for purposes of taking any and all action under this Agreement, including but not limited to, the notice requirements under Sections 5 and 12 below. The Sellers' Representative shall be Emanuel Zimmer, Esq.. The Escrow Agent shall be entitled to rely upon the authority of such Sellers' Representative without further investigation. No Seller shall be entitled to exercise any rights hereunder other than through the Sellers' Representative.

         (c) FILING OF UCC-1'S. The Sellers agree that simultaneously with the deposit of the Documents with the Escrow Agent, they shall cause the Sellers' Representative to file the UCC-1's in the states of New York and Florida and shall provide evidence of such filings as soon as practicable thereafter.

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

         4. RELEASE OF ESCROWED SHARES.

         (a) RELEASE DURING INDEMNIFICATION PERIOD. At any time during the Indemnification Period, upon delivery to the Escrow Agent of a joint written notice, substantially in the form of Exhibit B attached hereto, from Guardian and the Sellers' Representative, the Escrow Agent shall distribute to Guardian, as soon as practicable after receipt of the notice, the number of Escrowed Shares stated in the written notice to be distributed as a Payment. Upon such release, any released Escrowed Shares shall be surrendered to the transfer agent for the Company and the restrictive legend regarding the provisions of this Agreement shall be removed. The joint written notice shall reflect a distribution of the Escrowed Shares which shall be prorated based upon each Seller's proportionate interest in the Escrowed Shares.

         (b) RELEASE UPON EXPIRATION OF INDEMNIFICATION PERIOD. Simultaneous with the expiration of the Indemnification Period, Guardian and the Sellers' Representative each agree to give a joint written notice, substantially in the form of Exhibit C attached hereto, to the Escrow Agent enumerating the number of Escrowed Shares that are to be distributed by the Escrow Agent to each of the Sellers pro rata according to the amounts listed next to the name of each Seller on Exhibit A, and the number of Escrowed Shares to be distributed by the Escrow Agent to Guardian, if any and if not previously distributed to Guardian pursuant to Section 4(a), as a Payment. The Escrow Agent shall release the Escrowed Shares in accordance with the notice as soon as practicable after receipt of the notice. Upon such release, the Escrowed Shares shall be surrendered to the transfer agent for the Company and the restrictive legend regarding the provisions of this Escrow and Pledge Agreement shall be removed.

         (c) The Sellers agree that, except for indemnification arising out of
Section 4.2 of the Stock Purchase Agreement, all or part of the Escrowed Shares may be disbursed without regard to the responsibility or culpability of a single Seller or group of Sellers for the facts and circumstances giving rise to a claim for indemnification and Payment under this Agreement. Upon the occurrence of a claim for Payment, Guardian shall be entitled to foreclose its security interest in the Escrowed Shares, and Guardian may exercise all rights of a pledgee under the laws of the States of Florida and New York.

         5. DUTIES OF ESCROW AGENT. It is agreed that the duties of the Escrow Agent are only those which are specifically provided in this Agreement, and are purely ministerial in nature. Provided the Escrow Agent acts in good faith, the Escrow Agent shall incur no liability except for willful misconduct or gross negligence. The Escrow Agent has no responsibility for the Documents deposited with it, other than to use due care in holding the Documents and faithfully to follow the instructions contained in this Agreement and given pursuant to it. The Escrow Agent may consult with counsel and shall be fully protected in all actions taken in good faith in accordance with the advice of counsel. The Escrow Agent is not required to defend any legal proceedings which may be instituted against it relating to the Documents unless it is (a) requested to do so by both Guardian and the Sellers and (b) indemnified to the Escrow Agent's satisfaction against the costs and expenses of the defense. The Escrow Agent shall not be required to institute legal proceedings of any kind. The

Escrow Agent shall be fully protected in acting in accordance with all joint written instructions from Guardian and the Sellers. If any action is threatened or instituted against the Escrow Agent, it may interplead the other parties to this Agreement and may deposit the Documents into court. In such event, the Escrow Agent shall be relieved of and discharged from all obligations and liabilities under this Agreement.

         6. EXPENSES. If there is a dispute between Guardian and the Sellers (through the Sellers' Representative) concerning the release of the Escrowed Shares, the Escrow Agent shall be entitled to be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by the Escrow Agent in connection with the carrying out of its duties under this Agreement. In such an event, the Escrow Agent's expenses, disbursements and advances shall be paid directly to Escrow Agent and shall be borne by the non-prevailing party.

         7. COOPERATION. Guardian and each of the Sellers agree to execute, acknowledge, deliver and file, or cause to be executed, acknowledged, delivered and filed, all further instruments, agreements or documents as may be necessary to consummate the transactions provided for in this Agreement and to do all further acts necessary to carry out the purpose and intent of this Agreement.

         8. NO WAIVER. No delay on the part of Guardian in exercising its rights under this Agreement shall waive these rights, nor shall the waiver of any breach hereunder operate as a waiver of any subsequent breach.

         9. GOVERNING LAW; VENUE AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without reference to its conflicts of law principles. Venue and jurisdiction of all actions relating to the performance or interpretation of this Agreement may be brought only in the courts of the State of Florida located in Broward County or in the United States District Court for the Southern District of Florida. The parties consent to personal jurisdiction in the courts described in this Section for the purpose of all actions, and waive all objections to venue and the right to assert that a court chosen under this Section is improper based on the doctrine of forum non conveniens.

         10. ATTORNEYS' FEES. If litigation is brought concerning this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party, and the non-prevailing party shall upon final judgment and expiration of all appeals immediately pay upon demand all reasonable attorneys' fees and expenses of the prevailing party.

         11. NOTICES. Notices required or permitted to be given under this Agreement shall be in writing and effective upon delivery in person or by certified mail, return receipt requested, to the parties at the addresses below or to another address as any party shall direct by notice to the other parties as provided in this Section.

                  (a) if to the Sellers' Representative, to:

                  Emanuel Zimmer, Esq.
                  6 East 74th Street
                  New York, New York 10021
                  Phone: 212-737-4653
                  Fax: 212-744-2618

                  (b) if to Guardian, to:

                  Guardian International, Inc.
                  3880 N. 28th Terrace
                  Hollywood, Florida 33020-1118
                  Attention: Richard Ginsburg, President

                  with copy to:

                  Harvey Goldman, Esq.
                  Steel Hector & Davis LLP
                  200 South Biscayne Boulevard
                  41st Floor
                  Miami, FL 33131-2398
                  Phone: 305-577-7011
                  Fax: 305-577-7001

                  (c) if to the Escrow Agent, to:

                  Emanuel Zimmer, Esq.
                  6 East 74th Street
                  New York, New York 10021
                  Phone: 212-737-4653
                  Fax: 212-744-2618

         12. SEVERABILITY. If any one or more of the provisions of this Agreement is held invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision which comes closest to the intent of the parties.

         13. SUCCESSORS AND ASSIGNS. This Agreement shall be for the benefit of, and shall be binding upon, the parties and their respective heirs, personal representatives, executors, legal representatives, successors and permitted assigns.

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

         14. PAYMENT OF EXPENSES. Except as otherwise provided in this Agreement, each party shall pay its own legal fees and disbursements and other expenses incurred in connection with this Agreement.

         15. COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         16. JURY TRIAL. IF LITIGATION IS BROUGHT TO ENFORCE THIS AGREEMENT, THE PARTIES KNOWINGLY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM HAS TO A TRIAL BY JURY. THE PARTIES AGREE THIS PROVISION IS A MATERIAL INDUCEMENT TO THE PARTIES' ENTERING INTO THIS AGREEMENT.

         17. COLLATERAL ASSIGNMENT BY SELLERS. Each of the Sellers hereby agrees that Guardian shall be entitled to collaterally assign its rights under this Agreement to a lender providing financing for the transactions contemplated by the Stock Purchase Agreement.

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


         The parties have executed this Agreement effective as of the day and year first written above.

                                    GUARDIAN INTERNATIONAL, INC.

                                    By: /S/ RICHARD GINSBURG
                                        ----------------------------------------
                                        Richard Ginsburg, President and Chief
                                         Executive Officer

                                    /S/ EMANUEL ZIMMER
                                    --------------------------------------------
                                    Emanuel Zimmer

                                    /S/ JOEL A. COHEN
                                    --------------------------------------------
                                    JOEL A. COHEN

                                    /S/ RAYMOND L. ADAMS
                                    --------------------------------------------
                                    RAYMOND L. ADAMS

                                    /S/ NORMAN RUBIN
                                    --------------------------------------------
                                    NORMAN RUBIN

                                    /S/ HERBERT ABRAMSON
                                    --------------------------------------------
                                    HERBERT ABRAMSON

                                    /S/ SCOTT ADAMS
                                    --------------------------------------------
                                    SCOTT ADAMS

                                    /S/ JOSEPH BELCH
                                    --------------------------------------------
                                    JOSEPH BELCH

                                    /S/ ROBERT BITTON
                                    --------------------------------------------
                                    ROBERT BITTON

                                    /S/ DOUGLAS BLAUSCHILD
                                    --------------------------------------------
                                    DOUGLAS BLAUSCHILD

                                    /S/ JOEL A. COHEN
                                    --------------------------------------------
                                    JOEL A. COHEN

                                    /S/ JOSEPH DIGILIO
                                    --------------------------------------------
                                    JOSEPH DIGILIO

                                    /S/ DOUGLAS DIMONDA
                                    --------------------------------------------
                                    DOUGLAS DIMONDA

                                    /S/ PETER EYL
                                    --------------------------------------------
                                    PETER EYL

                                    /S/ DAVID FISHMAN
                                    --------------------------------------------
                                    DAVID FISHMAN

                                    /S/ EVELYN FREEMAN
                                    --------------------------------------------
                                    EVELYN FREEMAN

                                    /S/ MITCHELL FREEMAN
                                    --------------------------------------------
                                    MITCHELL FREEMAN

                                    /S/ ARLENE GLASS
                                    --------------------------------------------
                                    ARLENE GLASS

                                    /S/ IRWIN GLASS
                                    --------------------------------------------
                                    IRWIN GLASS

                                    /S/ JACK HIRSCHFIELD
                                    --------------------------------------------
                                    JACK HIRSCHFIELD

                                    /S/ SEYMOUR ISAACMAN
                                    --------------------------------------------
                                    SEYMOUR ISAACMAN

                                    /S/ GEORGE KOWALCZYK
                                    --------------------------------------------
                                    GEORGE KOWALCZYK

                                    /S/ LAURIE KLEINHAUS
                                    --------------------------------------------
                                    LAURIE KLEINHAUS

                                    /S/ RONALD LIEBLING
                                    --------------------------------------------
                                    RONALD LIEBLING

                                    /S/ MARILYN LEVY
                                    --------------------------------------------
                                    MARILYN LEVY &
                                    W.A. LEVY TRUST

                                    /S/ VIVIAN LUCKS
                                    --------------------------------------------
                                    VIVIAN LUCKS

                                    /S/ MARTIN MEVORAH
                                    --------------------------------------------
                                    MARTIN MEVORAH

                                    /S/ SAMUEL MEVORACH
                                    --------------------------------------------
                                    SAMUEL MEVORACH

                                    /S/ MIRIAM RHEIN
                                    --------------------------------------------
                                    MIRIAM RHEIN

                                    /S/ GARY ROSE
                                    --------------------------------------------
                                    GARY ROSE

                                    /S/ JOSEPH ROSSI
                                    --------------------------------------------
                                    JOSEPH ROSSI

                                    /S/ NORMAN RUBIN
                                    --------------------------------------------
                                    NORMAN RUBIN

                                    /S/ KATHERINE DIMONDA
                                    --------------------------------------------
                                    KATHERINE DIMONDA

                                    /S/ DANIEL DIMONDA
                                    --------------------------------------------
                                    DANIEL DIMONDA

                                    /S/ JAMES BURGER
                                    --------------------------------------------
                                    JAMES BURGER

                                    /S/ ILENE KASSMAN
                                    --------------------------------------------
                                    ILENE KASSMAN

                                    /S/ DONNA KASSMAN
                                    --------------------------------------------
                                    DONNA KASSMAN

                                    /S/ BETTY AVIN
                                    --------------------------------------------
                                    BETTY AVIN

                                    /S/ KIMBERLY AVIN
                                    --------------------------------------------
                                    KIMBERLY AVIN

                                    /S/ IRVING AVIN
                                    --------------------------------------------
                                    IRVING AVIN

                                    /S/ JOYCE D. BLACK
                                    --------------------------------------------
                                    MURRY VICTOR

                                    /S/ JEFFREY SLATKEN
                                    --------------------------------------------
                                    JEFFREY SLATKEN

                                    /S/ LILA WAGER
                                    --------------------------------------------
                                    LILA WAGER

                                    /S/ ELI WAGER
                                    --------------------------------------------
                                    ELI WAGER

                                    /S/ SAUL VICTOR
                                    --------------------------------------------
                                    SAUL VICTOR

                                    /S/ SOPHIA ZIMMER
                                    --------------------------------------------
                                    SOPHIA ZIMMER

                                    /S/ BOB ZUCKERMAN
                                    --------------------------------------------
                                    BOB ZUCKERMAN

                                    /S/ MICHAEL FISCHMAN
                                    --------------------------------------------
                                    MICHAEL FISCHMAN

                                    /S/ MARK PESCI
                                    --------------------------------------------
                                    MARK PESCI

                                    /S/ GERALD ADAMS
                                    --------------------------------------------
                                    GERALD ADAMS

                                    EXHIBIT A

                                 LIST OF SELLERS

                                    EXHIBIT B

                              JOINT WRITTEN NOTICE

To - Emanuel Zimmer

         This notice is given pursuant to Section 4(a) of the Escrow and Pledge Agreement dated February 23, 1998 (the "Agreement"). You are hereby directed to distribute the number of Escrowed Shares to Guardian as follows:

                             SELLERS' REPRESENTATIVE

                             --------------------------------------
                             Name


                             GUARDIAN INTERNATIONAL, INC.

                             --------------------------------------
                             By:
                             Its:

Dated: __________________

                                    EXHIBIT C

                              JOINT WRITTEN NOTICE

To - Emanuel Zimmer

         This notice is given pursuant to Section 4(b) of the Escrow and Pledge Agreement dated February 23, 1998 (the "Agreement"). The Indemnification Period has expired and you are hereby directed to distribute the number of Escrowed Shares to each Seller and to Guardian as follows:

                             SELLERS' REPRESENTATIVE

                             --------------------------------------
                             Name


                             GUARDIAN INTERNATIONAL, INC.

                             --------------------------------------
                             By:
                             Its:

Dated: __________________

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